UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
February 1, 2008

JOURNAL REGISTER COMPANY
(Exact Name of Registrant as Specified in Charter)

Delaware	1-12955	22-3498615
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

790 Township Line Road, Yardley, Pennsylvania		19067
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 504-4200

Not Applicable
(Former Name or Former Address,
If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On February 1, 2008, Journal Register Company (the “Company”) announced its consolidated results of operations for the fiscal quarter and year ended December 30, 2007. A copy of such press release is furnished as an exhibit to this Current Report on Form 8-K.

Item 7.01. Regulation FD Disclosure

The response to Item 2.02 is incorporated by reference to this Item 7.01.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

99.1	Text of press release issued by Journal Register Company, dated February 1,
2008, titled “Journal Register Company Announces Fourth Quarter and Full Year
2007 Results.”

SIGNATURE

Pursuant to requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JOURNAL REGISTER COMPANY
(Registrant)

Date: February 1, 2008		/s/ Julie A. Beck
	By:	Julie A. Beck
	Title:	Executive Vice President and
Chief Financial Officer

Exhibit Index

Exhibit Description

99.1	Text of press release issued by Journal Register Company, dated February 1, 2008, titled “Journal Register Company Announces Fourth Quarter and Full Year 2007 Results.”